UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2021

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SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices)(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On June 1, 2021, Southwestern Energy Company (“Southwestern”) entered into an Agreement and Plan of Merger with Ikon Acquisition Company, LLC (“Ikon”), Indigo Natural Resources LLC (“Indigo”) and Ibis Unitholder Representative (the “Indigo Merger Agreement”). Pursuant to the terms of the Indigo Merger Agreement, Indigo will merge with and into Ikon, a subsidiary of Southwestern, with Indigo surviving the merger (the “Indigo Merger”). The outstanding equity interests in Indigo will be cancelled and converted into the right to receive (i) $400 million in cash consideration, and (ii) 339,270,568 shares of Southwestern common stock. Additionally, Southwestern will assume $700 million in aggregate principal amount of 5.375% Senior Notes due 2029 of Indigo (the “Indigo Notes”).
Incorporated by reference in this filing are the audited consolidated financial statements of Indigo for the periods described in Item 9.01(a) below, the notes related thereto and the report of an independent auditor. The unaudited condensed consolidated financial statements of Indigo for the periods described in Item 9.01(a) below and the notes related thereto are included in this filing as Exhibit 99.3.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
Audited consolidated financial statements of Indigo and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, statements of members’ common equity and cash flows for each of the years in the two-year period ended December 31, 2020, and the related notes to the consolidated financial statements, incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed with the Commission on July 2, 2021.
Unaudited condensed consolidated financial statements of Indigo and its subsidiaries comprised of the condensed consolidated balance sheets as of June 30, 2021 and December 31, 2020, and the related condensed consolidated statements of operations, statements of members’ common equity and cash flows for the six months ended June 30, 2021 and 2020, and the related notes to the unaudited condensed consolidated financial statements, attached as Exhibit 99.3 hereto.
(b) Unaudited Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements are derived from the historical consolidated financial statements of Southwestern and Indigo. In addition, on November 13, 2020, pursuant to the Agreement and Plan of Merger, dated as of August 12, 2020, by and between Southwestern and Montage Resources Corporation (“Montage”), Southwestern completed its previously announced acquisition of Montage, by means of a merger of Montage with and into Southwestern, with Southwestern continuing as the surviving corporation (the “Montage Merger” and, together with the Indigo Merger, the “Mergers”). Accordingly, the unaudited pro forma condensed combined financial statements also incorporate the historical financial activity of Montage through November 13, 2020, and have been adjusted to reflect 1) the Montage-related equity offering and the Montage-related debt offering and the use of the proceeds therefrom and 2) the Indigo Merger, as described above.
The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the six months ended June 30, 2021 give effect to the Mergers as if they had been consummated on January 1, 2020. The unaudited pro forma condensed combined balance sheet as of June 30, 2021 has been prepared to give effect to the Indigo Merger as if it had been consummated on June 30, 2021. The pro forma financial information, and the related notes thereto, required to be filed under Item 9.01 of this Current Report on Form 8-K are included as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated by reference into this Item 9.01(b).

(c) Exhibits

Exhibit No.	Descriptions
99.1
Agreement and Plan of Merger between Southwestern Energy Company, Ikon Acquisition Company, LLC, Indigo Natural Resources LLC and Ibis Unitholder Representative dated June 1, 2021 (incorporated by reference from Exhibit 99.1 to Current Report on Form 8-K filed with the Commission on June 2, 2021).

99.2
The audited consolidated balance sheets of Indigo Natural Resources LLC, as of December 31, 2020 and 2019, and the audited consolidated statements of operations, statements of cash flows and statements of members’ common equity of Indigo Natural Resources LLC, for the years ended December 31, 2020 and 2019, and the notes related thereto (incorporated by reference from Exhibit 99.2 to Current Report on Form 8-K filed with the Commission on July 2, 2021).

99.3*
The unaudited consolidated balance sheet of Indigo Natural Resources LLC as of June 30, 2021 and the unaudited consolidated statements of operations, statements of cash flows and statements of members’ common equity of Indigo Natural Resources LLC for the six-month periods ended June 30, 2021 and 2020, and the notes related thereto.

99.4*
The unaudited pro forma condensed combined balance sheet as of June 30, 2021 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the six-month period ended June 30, 2021.

99.5
The unaudited consolidated balance sheets of Montage Resources Corporation, as of September 30, 2020 and the unaudited consolidated statements of operations and comprehensive income, statements of cash flows and statements of stockholders’ equity of Montage Resources Corporation, for the nine-month periods ended September 30, 2020 and 2019, and the notes related thereto (incorporated by reference from Quarterly Report on Form 10-Q filed with the Commission on November 6, 2020).

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•Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

Dated: August 10, 2021	By:	/s/ CARL F. GIESLER, JR.
		Name:	Carl F. Giesler, Jr.
		Title:	Executive Vice President, Chief Financial Officer